Quarterly Revenue

AmericanTechnology CORPORATION
Shaping the future of sound



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Revenue (K$)
$775
$1,493
$2,107
$1,377
$4,409
$2,817
Q1 FY04
Q2 FY04
Q3 FY04
Q4 FY04
Q1 FY05
Q2 FY05
Q3 FY05
Q4 FY05

Annual Revenue



Revenue After 2 Quarters
Revenue (K$)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$855
$1,011
$1,315
$5,753
$7,226
FY 2001
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006